Other Assets-Other / Other Liabilities	6 Months Ended
Sep. 30, 2012
Other assets-Other / Other liabilities

10. Other assets—Other / Other liabilities:

The following table sets forth Other assets—Other and Other liabilities in the consolidated balance sheets by type.

	Millions of yen
	March 31, 2012	September 30, 2012
Other assets—Other:
Securities received as collateral	¥92,743	¥256,334
Goodwill and other intangible assets(1)	160,227	141,071
Deferred tax assets	201,244	166,720
Investments in equity securities for other than operating purposes	113,006	96,047
Other(2)	907,903	851,454

Total	¥1,475,123	¥1,511,626

Other liabilities:
Obligation to return securities received as collateral	¥92,743	¥256,334
Accrued income taxes	16,169	14,325
Other accrued expenses and provisions	378,957	318,076
Other(3)	678,032	660,348

Total	¥1,165,901	¥1,249,083

(1)	For the six months ended September 30, 2012, Nomura recognized impairment loss on goodwill relating to Wholesale Division of ¥8,293 million within Non-interest expenses—Other in the consolidated statements of income, due to decline in fair value of a reporting unit in Wholesale Division caused by prolonged economic downturn. The fair value was determined based on DCF.
(2)	Includes real estate classified as held for sale which is carried at the lower of net book value or fair value less cost to sell.
(3)	Includes the liabilities relating to the investment contracts which were underwritten by the insurance subsidiary. The amounts of carrying values are ¥292,120 million and ¥290,342 million and estimated fair values are ¥294,242 million and ¥295,179 million, as of March 31, 2012 and as of September 30, 2012, respectively. The fair value is estimated by discounting future cash flows and it would be generally classified as Level 3.